EXHIBIT 99.1

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

             SUPPLEMENTAL DATA FOR THE YEAR ENDED DECEMBER 31, 2000

CONSOLIDATED STATEMENTS OF INCOME
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
(Dollars in thousands, except per share data)


                                                             For the years ended December 31,
                                                              2000         1999         1998
                                                           ----------   ----------   ----------
Net sales                                                  $1,007,706   $  978,302   $  664,095
    Cost of sales                                             651,304      645,572      432,751
                                                           ----------   ----------   ----------
Gross profit                                                  356,402      332,730      231,344
    Selling and administrative expenses                       259,166      242,165      170,997
    Amortization of goodwill and other intangible assets        4,616        3,704        1,057
                                                           ----------   ----------   ----------
Operating profit                                               92,620       86,861       59,290
    Interest expense, net of interest income                    3,922        4,584        3,857
    Minority interest                                          26,592       25,268        8,485
                                                           ----------   ----------   ----------
Income before income taxes                                     62,106       57,009       46,948
    Income tax provision                                       25,802       24,228       20,188
                                                           ----------   ----------   ----------
Net income                                                 $   36,304   $   32,781   $   26,760
                                                           ==========   ==========   ==========
Earnings per share:
    Basic                                                  $     2.68   $     2.37   $     1.96
    Diluted                                                $     2.65   $     2.37   $     1.95
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

CONSOLIDATED BALANCE SHEETS
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
(Dollars in thousands)
                                                                    As of December 31,
                                                                     2000         1999
                                                                  ----------   ----------
ASSETS:
CURRENT ASSETS:
   Cash and cash equivalents                                      $   23,785   $   22,660
   Accounts receivable, less allowance for doubtful
       accounts of $11,014 and $14,910, respectively                 142,784      155,428
   Inventories                                                       151,257      136,041
   Other current assets                                               29,899       29,938
                                                                  ----------   ----------
Total current assets                                                 347,725      344,067
Property, plant and equipment, at cost
   Land and land improvements                                          6,506        6,537
   Buildings and leasehold improvements                               83,594       87,951
   Machinery and equipment                                           259,139      228,379
                                                                  ----------   ----------
Total property, plant and equipment                                  349,239      322,867
   Less: accumulated depreciation and amortization                   236,238      217,878
                                                                  ----------   ----------
Net property, plant and equipment                                    113,001      104,989
Goodwill, net of accumulated amortization                            140,312      111,426
Other assets                                                          34,845       15,228
                                                                  ----------   ----------
TOTAL ASSETS                                                      $  635,883   $  575,710
                                                                  ==========   ==========
LIABILITIES & STOCKHOLDERS' INVESTMENT:
CURRENT LIABILITIES:
   Current portion of long-term debt                              $    2,661   $    1,647
   Accounts payable                                                   96,794       86,717
   Accrued expenses                                                   76,096       80,001
                                                                  ----------   ----------
Total current liabilities                                            175,551      168,365
Long-term debt                                                        66,652       53,964
Deferred income taxes                                                 32,508       31,797
Minority interest                                                    111,000       98,940
Other liabilities                                                     23,007       20,102
                                                                  ----------   ----------
Total liabilities                                                    408,718      373,168
STOCKHOLDERS' INVESTMENT:
   Common stock ($.01 par value, 30,000,000 shares authorized;
    13,951,246 and 13,802,071 shares issued, respectively;
    13,263,290 and 13,675,726 shares outstanding, respectively)          133          137
   Additional paid-in capital                                          7,557       17,761
   Retained earnings                                                 189,611      153,307
   Accumulated other comprehensive income                             29,864       31,337
                                                                  ----------   ----------
Total stockholders' investment                                       227,165      202,542
                                                                  ----------   ----------
TOTAL LIABILITIES & STOCKHOLDERS' INVESTMENT                      $  635,883   $  575,710
                                                                  ==========   ==========

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                                       5

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CONSOLIDATED STATEMENTS OF CASH FLOWS
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
(Dollars in thousands)

                                                                         For the years ended December 31,
                                                                           2000        1999        1998
                                                                         --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $ 36,304    $ 32,781    $ 26,760
Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization                                         25,664      23,835      15,066
     Loss (gain) from disposal of plant and equipment                         (77)        (20)        259
     Changes in assets and liabilities, net of effect of acquisitions:
         (Increase) decrease in:
             Accounts receivable                                           18,181      (5,354)     (5,432)
             Inventories                                                  (10,726)      3,039          65
             Other current assets                                             193      (3,823)     (3,575)
             Other assets                                                      89     (32,341)      2,611
          Increase (decrease) in:
             Accounts payable and accrued expenses                            643      27,611       9,664
             Deferred income taxes                                            711       9,481      (6,412)
             Minority interest                                             12,060      14,291       5,412
             Other liabilities                                              2,848      (2,260)      2,521
             Minimum pension liability                                       (113)        732        (732)
     All other, net                                                         2,618       4,209       2,894
                                                                         --------    --------    --------
Net cash provided by operating activities                                  88,395      72,181      49,101
                                                                         --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired                                        (59,145)    (30,934)      1,881
Purchases of plant and equipment                                          (28,423)    (20,514)    (17,436)
                                                                         --------    --------    --------
Net cash used in investing activities                                     (87,568)    (51,448)    (15,555)
                                                                         --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in short-term borrowings                                   --      (1,932)    (32,281)
Proceeds from long-term debt                                               47,600      20,956       6,000
Payments on long-term debt                                                (35,029)    (28,202)       (220)
Purchases of treasury stock                                               (12,305)       (271)         --
Stock options exercised                                                     1,392       1,167         915
                                                                         --------    --------    --------
Net cash provided by (used in) financing activities                         1,658      (8,282)    (25,586)
                                                                         --------    --------    --------
Effect of exchange rate changes on cash and cash equivalents               (1,360)      1,654      (1,059)
                                                                         --------    --------    --------
Net increase in cash and cash equivalents                                   1,125      14,105       6,901
Cash and cash equivalents at beginning of year                             22,660       8,555       1,654
                                                                         --------    --------    --------
Cash and cash equivalents at end of year                                 $ 23,785    $ 22,660    $  8,555
                                                                         ========    ========    ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
     Interest                                                            $  3,334    $  4,517    $  4,057
     Income taxes                                                        $ 27,697    $ 20,275    $ 18,445
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                                       6

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CONSOLIDATED STATEMENTS OF STOCKHOLDERS' INVESTMENT
THE GENLYTE GROUP INCORPORATED & SUBSIDIARIES
(Dollars in thousands)
                                                                                                       Accumulated
                                                                                                         Other            Total
                                                       Common          Additional       Retained     Comprehensive    Stockholders'
                                                       Stock        Paid-in Capital     Earnings         Income        Investment
                                                   -------------    ---------------  -------------   -------------    -------------
Balance, December 31, 1997                         $         135    $        12,891  $      93,766   $      (3,063)   $     103,729

Net income                                                    --                 --         26,760              --           26,760
Gain on formation of Genlyte Thomas, before tax               --                 --             --          56,984           56,984
     Related tax effect                                       --                 --             --         (22,767)         (22,767)
                                                   -------------    ---------------  -------------   -------------    -------------
Gain on formation of Genlyte Thomas, after tax                --                 --             --          34,217           34,217
Increase in minimum pension liability, before tax             --                 --             --          (1,220)          (1,220)
     Related tax effect                                       --                 --             --             488              488
                                                   -------------    ---------------  -------------   -------------    -------------
Increase in minimum pension liability, after tax              --                 --             --            (732)            (732)
Foreign currency translation adjustments                      --                 --             --          (1,059)          (1,059)
                                                   -------------    ---------------  -------------   -------------    -------------
Total comprehensive income                                    --                 --         26,760          32,426           59,186

Stock options exercised                                        1              3,316             --              --            3,317

                                                   -------------    ---------------  -------------   -------------    -------------
Balance, December 31, 1998                         $         136    $        16,207  $     120,526   $      29,363    $     166,232

Net income                                                    --                 --         32,781              --           32,781
Gain on formation of Genlyte Thomas, before tax               --                 --             --            (688)            (688)
     Related tax effect                                       --                 --             --             276              276
                                                   -------------    ---------------  -------------   -------------    -------------
Gain on formation of Genlyte Thomas, after tax                --                 --             --            (412)            (412)
Decrease in minimum pension liability, before tax             --                 --             --           1,220            1,220
     Related tax effect                                       --                 --             --            (488)            (488)
                                                   -------------    ---------------  -------------   -------------    -------------
Decrease in minimum pension liability, after tax              --                 --             --             732              732
Foreign currency translation adjustments                      --                 --             --           1,654            1,654
                                                   -------------    ---------------  -------------   -------------    -------------
Total comprehensive income                                    --                 --         32,781           1,974           34,755

Stock options exercised                                        1              1,825             --              --            1,826

Treasury stock purchased                                      --               (271)            --              --             (271)

                                                   -------------    ---------------  -------------   -------------    -------------
Balance, December 31, 1999                         $         137    $        17,761  $     153,307   $      31,337    $     202,542

Net income                                                    --                 --         36,304              --           36,304
Increase in minimum pension liability, before tax             --                 --             --            (188)            (188)
     Related tax effect                                       --                 --             --              75               75
                                                   -------------    ---------------  -------------   -------------    -------------
Increase in minimum pension liability, after tax              --                 --             --            (113)            (113)
Foreign currency translation adjustments                      --                 --             --          (1,360)          (1,360)
                                                   -------------    ---------------  -------------   -------------    -------------
Total comprehensive income                                    --                 --         36,304          (1,473)          34,831

Stock options exercised                                        1              2,096             --              --            2,097

Treasury stock purchased                                      (5)           (12,300)            --              --          (12,305)

                                                   -------------    ---------------  -------------   -------------    -------------
Balance, December 31, 2000                         $         133    $         7,557  $     189,611   $      29,864    $     227,165
                                                   =============    ===============  =============   =============    =============

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